SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 16, 2005

                            COLONIAL COMMERCIAL CORP.
               (Exact name of Registrant as Specified in Charter)


         NEW YORK                      1-6663                    11-2037182

(State of other Jurisdiction      (Commission File             (IRS Employer
     of Incorporation)                 Number)               Identification No.)


     120 NEW SOUTH ROAD, HICKSVILLE,                           11801
                 NEW YORK
(Address of Principal Executive Offices)                     (Zip Code)

        Registrant's Telephone Number, Including Area Code: 516-681-4647


                                       N/A
               ---------------------------------------------------
          (Former name or former address, if changed since last report)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c ) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On May 16, 2005 Colonial Commercial Corp. (the "Company") issued a press release announcing its financial results for the fiscal quarter ended March 31, 2005. A copy of this press release is furnished as Exhibit 99.1 to this report.

     In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits


Exhibit No.     Description

   99.1         Press Release dated May 16, 2005


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 16, 2005

                         COLONIAL COMMERCIAL CORP.


                         By:  /S/  BERNARD KORN
                             ----------------
                         Name:  Bernard Korn

                         Title:  Chairman of the Board


INDEX TO EXHIBITS

Exhibit No.     Description

   99.1         Press Release dated May 16, 2005